ANNUAL REVIEW2 0 2 2

This past year brought major investments in our people, our technology and our facilities, all designed to better position us for the future. Tom Murphy President and CEO The information in this document may contain statements based on management’s beliefs, assumptions, expectations, estimates and projections about the future. Such "forward-looking statements," as defined in Section 21E of the Securities Exchange Act of 1934, as amended, involve a degree of uncertainty and attendant risk. Actual outcomes and results may differ, explicitly or by implication. We are not obligated to revise or update these statements to reflect unanticipated events. This document should be read in conjunction with Arrow’s Annual Report on Form 10-K for the year ended December 31, 2022 and other filings with the Securities and Exchange Commission.

2 | ARROW FINANCIAL CORPORATION • 2022 ANNUAL REVIEW Arrow Stakeholders: I am pleased to report that Arrow Financial Corporation delivered another strong financial performance in 2022 with record loan growth, excellent earnings and sustained profitability. We have issued a cash dividend to our shareholders for 118 consecutive quarters, including an increase in the cash dividend in 2022, and an annual stock dividend for the past 14 years. Please see the rest of this review for more detail on our financial achievements and the value we deliver for our shareholders. This past year brought major investments in our people, our technology and our facilities, all designed to better position us for the future. Our new mission statement better articulates our drive to strengthen financial lives. Additionally, our new culture statement reinforces the long-held core values that have made our Arrow Team so great and our Company successful. Among those values, we believe a great team delivers great results, and that our strength comes from investing in our people. To that end, we expanded our learning and development programs in 2022 with the addition of “Arrow Leadership Academy” to elevate and develop emerging talent that will keep us moving forward. During 2022, we issued a special bonus (for the third year in a row) to thank the Arrow Team for their commitment and outstanding performance during a challenging labor market and our core banking system upgrade, one of the most complex projects our organization has ever undertaken. We continue to work toward fully leveraging the capabilities of our new system, which paves the way for customer-facing enhancements, more efficient operations and improved reporting. Again, I thank our team for their time, effort and dedication during this transition. We also invested in our physical spaces in 2022. The renovation of our downtown Glens Falls, New York, main campus nears completion, and we look forward to welcoming a large portion of our team back to campus later this year. This multiyear, multimillion- dollar project will update our office and Main Branch space, improve the customer experience, facilitate internal collaboration and reduce our environmental footprint with significant energy improvements. You can read more about our commitment to socially conscious banking on page 4. Finally, as noted at the end of this review, we continued to demonstrate an impressive commitment to our communities by donating $675,000 and more than 9,000 volunteer hours in 2022. Making the time to help and support our neighbors is a very important part of who we are, and we are incredibly proud of the dollars we donate, the thousands of hours our team gives back and the impact we make on our communities by doing so. As you review the year with us, I thank you for your commitment to the Arrow Family of Companies. For those of you who are shareholders, I thank you for your investment in Arrow Financial Corporation. Your support is appreciated as we continue to work to maintain your trust in us and create increased value for your investment. Tom Murphy President and CEO

3 | ARROW FINANCIAL CORPORATION • 2022 ANNUAL REVIEW Through our team’s hard work and dedication, we advanced many strategic areas of focus. Below are more details, followed by our 2022 financial highlights. STEADY GROWTH In 2022, Arrow Financial Corporation saw solid earnings, sustained profitability and record-high organic loan growth. We continued to focus on deepening existing customer relationships, expanding our presence in newer markets, maintaining asset quality and other performance metrics. BRANCH OPTIMIZATION We continued to optimize our branch network, evaluating placement, performance and opportunities within our footprint. A combination of renovation, consolidation and relocation has allowed us to deliver an enhanced customer experience, while streamlining expenses. 2022 IN REVIEW

4 | ARROW FINANCIAL CORPORATION • 2022 ANNUAL REVIEW • In December, Glens Falls National Bank consolidated its Aviation Road Office into nearby Queensbury locations. • With a similar focus on optimization, our banks managed through staffing challenges in 2022 prompted by labor market conditions and COVID-19. The Retail Group continuously evaluates branch needs, increasing the number of floating team members and at times leveraging other teams to maximize availability and minimize disruption. The agility exercised during this time provided numerous insights for enhancing the customer experience going forward. HEADQUARTERS RENOVATION Construction on our downtown Glens Falls campus advanced in 2022. This project includes our Arrow Family of Companies headquarters as well as our Glens Falls National Bank Main Office. Once completed later this year, the energy-efficient space will improve both the employee and customer experience. • This full renovation is the final stage of the multiyear plan to create a more flexible and functional work environment, improve energy efficiency and replace aging infrastructure. • The project involves exterior and interior improvements, replacement of aging building equipment with new, energy-efficient systems, creation of a new lobby for customer transactions and development of additional space for lending and corporate offices. ADVANCING TECHNOLOGY In 2022, we took a major step forward in our technology foundation with the upgrade of our core banking system. This investment paves the way for customer-facing enhancements externally, as well as more efficient operations and improved reporting internally. We will continue to work toward fully leveraging our new system's capabilities in 2023. SOCIALLY CONSCIOUS PERFORMANCE At Arrow, we are firmly committed to operating in a socially conscious manner that demonstrates positive environmental, social and governance contributions, also known as “ESG.” Below are some examples of our commitment to conserving natural resources; supporting our employees, our customers and our communities; demonstrating that we value differences, particularly in the areas of diversity, equity, inclusion and belonging (“DEIB”); and adhering to strong corporate governance. • Digital banking options and paperless statements are provided and encouraged • Facility renovations incorporate energy-saving features • Emissions reduction through remote work and video conferencing • Long-standing dedication to diversity on Arrow’s Board of Directors, exceeding Nasdaq requirements • Professional development, wellness and mental health employee services are available to our team • Annual engagements with a third party to assess diversity within our employee base and support for the setting and tracking of goals to encourage the advancement of minorities, women, veterans and persons with disabilities • Incorporation of inclusion and belonging into our HR policies, practices and programs

5 | ARROW FINANCIAL CORPORATION • 2022 ANNUAL REVIEW • Development of a future DEIB educational series and related stakeholder group to guide further initiatives • Products to facilitate first-time home ownership • Bank On certification for Smart Steps checking to serve the underbanked • Extensive pandemic-related support to customers in need, including Paycheck Protection Program (PPP) and loan deferrals • Annually, time, dollars and expertise are donated to community organizations with an emphasis on affordable homeownership, economic empowerment, health and human services and social progress (find more on our 2022 support on page 12) • Comprehensive governance program, as described in further detail in our annual Proxy Statement • Expanding our philanthropic support of environmental sustainability in our community, including organizations that impact soil and water conservation, land conservation, sustainable farming, mountain and lake protection and stewardship, and parks and recreation • Developed ESG Investment Models for our socially conscious clients • Strong cybersecurity protections and training Additional details can be found in our shareholder communications and filings with the Securities and Exchange Commission. GREAT TEAM, GREAT RESULTS Our Arrow Team continues to display their dedication to our Company, customers, communities and each other through their strong performance and commitment to our mission and values. What we achieve, we achieve together. It is through the team’s hard work and dedication that we see continued success. As a company, we focus on continuous improvement. That means we are constantly growing, learning and evolving. This past year we launched a new mission and culture statement that better reflects meaningful changes and preserves the long-standing values that make us who we are. Our people and our values have always been our greatest asset. To that end, we have expanded our learning and development programs to elevate and support emerging talent. And we issued a special bonus for the third year in a row to thank the Arrow Team for their outstanding performance. Together, we are Arrow Strong. Together, the Arrow Team will continue to deliver the great results expected of us.

6 | ARROW FINANCIAL CORPORATION • 2022 ANNUAL REVIEW Artist rendering of Main Office lobby. Our downtown Glens Falls campus renovation includes significant improvements to the employee and customer experience, energy efficiency and our retail presence. We look forward to welcoming our team back later in 2023.

7 | ARROW FINANCIAL CORPORATION • 2022 ANNUAL REVIEW 2022 Financial Highlights Arrow Financial Corporation delivered a strong year of solid earnings, sustained profitability and record loan growth. Here are some highlights: Net Income: $48.8 million, down 2.1% Total Loans: $3.0 billion, up 11.8% Total Deposits: $3.5 billion, down 1.5% Total Assets: $3.97 billion, down 1.5% Return on Average Equity: 13.55% Return on Average Assets: 1.21% Stock Dividend: 3% distributed in September Current Quarterly Cash Dividend: $0.27 Book Value Per Share: Decrease of 4.9% Shareholders’ Equity: Decrease of 4.8%

Performance Comparisons


$2.22
$2.29
$2.49
$3.01
$2.95
2018
2019
2020
2021
2022

DILUTED EARNINGS PER SHARE

For the 12 Months Ended December 31*


$2,988
$3,184
$3,689
$4,028
$3,970
2018
2019
2020
2021
2022

ASSETS

As of December 31
($ in Millions)


$0.89
$0.93
$0.96
$0.99
$1.06
2018
2019
2020
2021
2022

CASH DIVIDENDS PAID PER SHARE

For the 12 Months Ended December 31*


$2,346
$2,616
$3,235
$3,550
$3,498
2018
2019
2020
2021
2022

DEPOSITS

As of December 31
($ in Millions)


$16.54
$18.41
$20.31
$22.47
$21.36
2018
2019
2020
2021
2022

BOOK VALUE PER SHARE

As of December 31*


$270
$302
$334
$371
$354
2018
2019
2020
2021
2022

SHAREHOLDERS' EQUITY

As of December 31
($ in Millions)

**Per Share Amounts have been restated for stock dividends distributed.*

8 | ARROW FINANCIAL CORPORATION · 2022 ANNUAL REVIEW

9 | ARROW FINANCIAL CORPORATION • 2022 ANNUAL REVIEW Source: Prepared by Zacks Investment Research, Inc. Used with permission. All rights reserved. Copyright 1980–2023. Total Return Performance 2017 2018 2019 2020 2021 2022 Arrow Financial Corporation 100.00 99.95 125.32 105.75 132.15 135.21 NASDAQ Banks Index 100.00 85.10 104.92 92.80 125.74 116.95 Russell 2000 Index 100.00 88.99 111.70 134.00 153.85 122.41 Zacks $1B-$5B Bank Assets Index 100.00 91.08 107.31 87.54 119.93 117.09 Comparison of 15-Year Cumulative Total Return • Assumes Initial Investment of $100 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Arrow Financial Corporation 100.00 122.38 130.63 154.46 141.58 160.07 180.61 197.93 206.94 327.92 291.54 291.38 365.37 308.29 385.27 394.20 NASDAQ Banks Index 100.00 82.95 67.03 74.71 69.83 82.20 116.47 121.89 133.53 185.30 190.06 161.73 199.42 176.38 238.98 222.27 Russell 2000 Index 100.00 66.21 84.20 106.81 102.34 119.08 165.30 173.38 165.74 201.06 230.51 205.13 257.49 308.89 354.66 282.18 Zacks $1B-$5B Bank Assets Index 100.00 84.84 70.34 75.77 70.60 84.44 106.87 116.78 128.83 178.65 197.52 179.90 211.95 172.90 236.87 231.26 0.00 50.00 100.00 150.00 200.00 250.00 300.00 350.00 400.00 450.00 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Comparison of 15 Year Cumulative Total Return Assumes Initial Investment of $100 December 2022 Arrow Financial Corporation ABA NASDAQ Community BankTR Russell 2000 Index Zacks $1B-$5B Bank Assets Index 0.00 20.00 40.00 60.00 80.00 100.00 120.00 140.00 160.00 180.00 2017 2018 2019 2020 2021 2022 Comparison of 5 Year Cumulative Total Return Assumes Initial Investment of $100 December 2022 Arrow Financial Corporation ABA NASDAQ Community BankTR Russell 2000 Index Zacks $1B-$5B Bank Assets Index Comparison of Five-Year Cumulative Total Return • Assumes Initial Investment of $100 December 2022 December 2022

Consolidated Statements of Income (Unaudited)

(in thousands, except Per Share Amounts)	2018	2019	2020	2021	2022
					Years Ended December 31
Interest and Dividend Income	$96,503	$109,759	$111,896	$115,550	$129,651
Interest Expense	12,485	21,710	12,694	5,195	11,308
Net Interest Income	84,018	88,049	99,202	110,355	118,343
Provision for Credit Losses	2,607	2,079	9,319	272	4,798
Net Interest Income after Provision for Credit Losses	81,411	85,970	89,883	110,083	113,545
Total Noninterest Income	28,949	28,555	32,658	32,369	30,898
Total Noninterest Expense	65,055	67,450	70,678	78,048	81,530
Income Before Taxes	45,305	47,075	51,863	64,404	62,913
Provision for Income Taxes	9,026	9,600	11,036	14,547	14,114
Net Income	$36,279	$37,475	$40,827	$49,857	$48,799
Share and Per Share Data					
Diluted Average Shares Outstanding	16,306	16,372	16,422	16,555	16,562
Diluted Earnings Per Share	$2.22	$2.29	$2.49	$3.01	$2.95
Cash Dividends Per Share	$.89	$.93	$.96	$.99	$1.06
Book Value Per Share	$16.54	$18.41	$20.31	$22.47	$21.36
Tangible Book Value Per Share*	$15.09	$16.97	$18.87	$21.03	$19.95
Key Earnings Ratios					
Return on Average Assets	1.27%	1.24%	1.17%	1.28%	1.21%
Return on Average Equity	13.96%	13.17%	12.77%	14.09%	13.55%
Return on Tangible Equity*	15.38%	14.36%	13.78%	15.11%	14.50%
Net Interest Margin	3.07%	3.05%	2.99%	2.97%	3.03%
Capital Ratios					
Tier 1 Leverage Ratio	9.61%	9.98%	9.07%	9.20%	9.80%
Total Risk-Based Capital Ratio	14.86%	14.78%	15.48%	15.69%	15.11%
Asset Quality Ratios					
Nonperforming Assets to Period-End Assets	0.23%	0.18%	0.18%	0.29%	0.32%
Allowance for Credit Losses to Period-End Loans	0.92%	0.89%	1.13%	1.02%	1.00%

**Further discussion and reconciliation of non-GAAP financial measures can be found in our earnings press release and Form 8-K furnished January 30, 2023.*

10 | ARROW FINANCIAL CORPORATION · 2022 ANNUAL REVIEW

Consolidated Balance Sheets (Unaudited)

(in thousands)	As of December 31 2018	2019	2020	2021	2022
Assets					
Cash and Due from Banks	$56,529	$47,035	$42,116	$26,978	$31,886
Interest-Bearing Deposits at Banks	27,710	23,186	338,875	430,718	32,774
Investment Securities	618,291	614,779	590,677	763,009	757,097
Loans	2,196,215	2,386,120	2,595,030	2,667,941	2,983,207
Allowance for Credit Losses	(20,196)	(21,187)	(29,232)	(27,281)	(29,952)
Net Loans	2,176,019	2,364,933	2,565,798	2,640,660	2,953,255
Premises and Equipment, Net	30,446	40,629	42,612	46,217	56,491
Goodwill and Intangible Assets, Net	23,725	23,534	23,823	23,791	23,373
Other Assets	55,614	70,179	84,735	96,579	114,633
Total Assets	$2,988,334	$3,184,275	$3,688,636	$4,027,952	$3,969,509
Liabilities and Shareholders' Equity					
Noninterest-Bearing Deposits	$472,768	$484,944	$701,341	$810,274	$836,871
Interest-Bearing Checking and Savings Deposits	1,608,829	1,735,789	2,255,792	2,525,678	2,452,058
Time Deposits	263,987	395,321	277,593	214,545	209,435
Total Deposits	2,345,584	2,616,054	3,234,726	3,550,497	3,498,364
Short-Term Borrowings	288,659	181,099	17,486	0	27,000
Federal Home Loan Bank Term Advances	45,000	30,000	45,000	45,000	27,800
Other Long-Term Debt	20,000	20,000	20,000	20,000	20,000
Other Liabilities	19,507	35,394	37,032	41,269	42,807
Total Liabilities	2,718,750	2,882,547	3,354,244	3,656,766	3,615,971
Total Shareholders' Equity	269,584	301,728	334,392	371,186	353,538
Total Liabilities and Shareholders' Equity	$2,988,334	$3,184,275	$3,688,636	$4,027,952	$3,969,509

11 | ARROW FINANCIAL CORPORATION · 2022 ANNUAL REVIEW

12 | ARROW FINANCIAL CORPORATION • 2022 ANNUAL REVIEW Community Contributions A LOOK AT OUR 2022 GIVING COMMUNITY ORGANIZATIONS SUPPORTED COUNTIES SERVED from Albany to Plattsburgh500+ 8 $675,000 2089,395 Hours Logged Employee Volunteers Our philanthropy supported many areas of impact: financial empowerment, education, workforce support, basic needs, health and human services, safe and affordable housing, business and farm support, environmental sustainability and more Donated to our communities from employee contributions INCLUDING $103,821

13 | ARROW FINANCIAL CORPORATION • 2022 ANNUAL REVIEW We are incredibly proud of the dollars we donate, the thousands of hours our team gives back and the impact we make on our communities by doing so.

Our Leadership

Corporate Officers



Thomas J. Murphy
President and CEO



David S. DeMarco
Senior Executive Vice President and Chief Banking Officer



David D. Kaiser
Senior Executive Vice President and Chief Credit Officer



Andrew J. Wise
Senior Executive Vice President and Chief Operating Officer



Penko Ivanov
Executive Vice President and Chief Financial Officer
Effective February 21, 2023

Board of Directors



Thomas L. Hoy (Chairman)
Retired President and CEO
Arrow Financial Corporation/
Glens Falls National Bank



Mark L. Behan
Founder and President
Behan Communications, Inc.



Tenée R. Casaccio, AIA
President
JMZ Architects and Planners, PC



Gregory J. Champion
Executive Vice President - Legal, Syncromune, Inc.



Gary C. Dake
President
Stewart's Shops Corp.



David G. Kruczlnicki
Retired President and CEO
Glens Falls Hospital



Elizabeth A. Miller
President and CEO
Miller Mechanical Services, Inc.



Thomas J. Murphy
President and CEO
Arrow Financial Corporation/
Glens Falls National Bank



Raymond F. O'Conor
Chairman and Retired President and CEO
Saratoga National Bank



William L. Owens, Esq.
Partner
Stafford, Owens, Piller, Murnane, Kelleher and Trombley, PLLC



Colin L. Read, PhD
Professor of Economics/Finance
SUNY Plattsburgh

Directors Emeriti

Herbert O. Carpenter
John J. Carusone Jr.
Michael B. Clarke
Mary-Elizabeth T. FitzGerald
Herbert A. Heineman Jr.
Elizabeth O'Connor Little
Michael F. Massiano
(Chairman Emeritus)
David L. Moynehan
John J. Murphy
Doris E. Ornstein
Richard J. Reisman, DMD

14 | ARROW FINANCIAL CORPORATION • 2022 ANNUAL REVIEW

Glens Falls National Bank and Trust Company is a community bank headquartered in Glens Falls, New York, that serves Warren, Washington, Essex, Clinton and northern Saratoga counties in Upstate New York. It operates 26 banking offices and provides a wide range of financial products and services to individuals and businesses, including banking, investments and insurance.  Saratoga National Bank and Trust Company is a community bank headquartered in Saratoga Springs, New York. It serves Saratoga, Albany, Rensselaer and Schenectady counties through 11 banking offices and provides a wide range of financial products to individuals and businesses, including banking, investments and insurance.  Other Arrow Financial Corporation subsidiaries include Upstate Agency, LLC,  an insurance agency that specializes in personal and business insurance, as well as group health and employee benefits. North Country Investment Advisers, Inc., an investment advisory firm that provides portfolio management of proprietary accounts for our banks. Arrow Financial Corporation is the parent company of Glens Falls National Bank and Trust Company and Saratoga National Bank and Trust Company. Other subsidiaries include, Upstate Agency, LLC and North Country Investment Advisers, Inc. Our Family of Companies 15 | ARROW FINANCIAL CORPORATION • 2022 ANNUAL REVIEW

Our Footprint


Clinton
Smithfield Blvd.
Durkee St.
U.S. Ave.
Elizabethtown
Essex
Port Henry
Ticonderoga Drive-In
Ticonderoga
Schroon Lake
Chestertown
Warren
Washington
Warrensburg
Lake George
Fort Ann
Bay Rd.
Granville
Queensbury
Lake Luzerne
Kingsbury
Broad St.
Main Office
Exit 18
Fort Edward
Corinth
South Glens Falls
Argyle
Salem
Wilton Square
Route 9
Schuylerville
Greenwich
West Ave.
Saratoga Springs
Cambridge
Saratoga
Schenectady
Clifton Park
Schenectady
Rensselaer
Rotterdam
Latham
Troy
Colonie
Albany

Arrow Financial Corporation is a multi-bank holding company headquartered in Glens Falls, New York, providing banking, insurance and wealth management services from 37 branches and nine insurance offices in eight counties from Plattsburgh to Albany.

With a footprint of more than 160 miles along the eastern border of New York State, our companies reach a broad customer base including rural, urban and suburban areas from the Canadian border to the Hudson Valley. As of the 2020 Census, this service area includes a population of more than 1.1 million individuals, families and businesses.

Our Arrow Team of more than 520 staff members, strive to deliver an exceptional customer experience across all lines of business. They make our achievements and financial results possible!

- ● Glens Falls National Bank and Trust Company
- ○ Saratoga National Bank and Trust Company
- ● Upstate Agency, LLC

16 | ARROW FINANCIAL CORPORATION • 2022 ANNUAL REVIEW

17 | ARROW FINANCIAL CORPORATION • 2022 ANNUAL REVIEW 250 Glen Street, P.O. Box 307, Glens Falls, NY 12801 (518) 745-1000 | arrowfinancial.com